NASDAQ:ADES A Leader in Clean Coal Technology Analyst and Investor Plant Tour October 13, 2009 © Copyright 2009 ADA-ES, Inc. All rights reserved. Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of
U.S. securities laws, including statements relating to future contracts, projects, technologies, employees, project funding, ownership, tax credits, revenues and expenses; the new activated carbon (“AC”) facility ADA-CS is building; ADA-CS’ ability to supply AC; future AC supply and demand, the likelihood, timing and impact of new laws, regulations and court rulings on our target markets; and anticipated sizes of and growth in our target markets.
These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those anticipated, including changes in laws and regulations, government funding, prices, economic conditions and market demand; impact of competition and litigation; availability, cost of and demand for alternative energy sources and other technologies; operational difficulties; availability of skilled personnel; failure to satisfy performance guaranties; risks related to ADA-CS such as changes in the costs and timing of construction of the AC facility, failure to raise additional financing or satisfy conditions in existing agreements and inability to sign or close acceptable coal supply and off-take agreements in a timely manner; availability of raw materials and equipment for our businesses; and other factors discussed in greater detail in our filings with the SEC. You are cautioned not to place undue reliance on our forward-looking statements.  These statements are presented as of the date made, and we disclaim any duty to update them unless required by law to do so.

Agenda
7:00am – 8:30am Breakfast & management presentations, Hilton
Shreveport meeting room
8:45am Transportation to Red River AC manufacturing facility site in Coushatta, LA
9:45am-10:45am Tour of Red River AC Plant
10:45am – 11:15am Transportation to Natchitoches AC processing and logistics facility in Natchitoches, LA
11:15am – 11:30am Tour of Natchitoches AC facility
11:30 – 11:45 Transportation to Lunch – Natchitoches, LA
Noon to 1:15pm Louisiana-style Lunch and Q&A
1:15pm Leave for Airport
2:30pm Arrive Airport

Presentation Outline
• Introduction
• Mercury
– Update on mercury regulations (Mike Durham)
– Equipment sales (Mike Durham)
– AC market and ADA Carbon Solutions (Jean Bustard)
– Financing  (Mike Durham)
• Carbon Capture Technology (Sharon Sjostrom)
• CyClean Refined Coal (Nina French)
• Update on Norit and Calgon Lawsuits (Mike Durham)
• Tour background (Mike Durham)

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

-5- GROWTH AREA #1: Mercury Control

Activated Carbon Injection (ACI)
Equipment Sales
Contracts for ACI systems for over 130 boilers (55 GW)
have been awarded by power companies to date
– ADA market share: approximately 30%
– The rest are split between 7 or 8 other companies
An additional 15-20 contracts are expected for new power
plants and current state regulations
Additional ~ 450 systems expected with federal regulation
Working closely with largest utilities in the U.S. and
Canada
Key supplier of mercury control technology to major air
pollution control companies

Update on Federal Laws
U.S. EPA MACT for Coal-Fired Boilers
– Covers all 189 Hazardous Air Pollutants (HAPs)
– Should result in 90 to 95% limit for mercury
U.S. EPA Industrial Boiler MACT
– Covers larger number of boilers, smaller units
– Will require distribution for AC and simpler ACI systems
U.S. EPA MACT for Cement
– AC needed for both mercury and volatiles
U.S. Legislation
– 3-P Bill could be added to Climate bill by Sen. Carper (D-DE)
and Alexander (R-TN) which includes 90% Hg
Canadian-wide mercury standard has been passed

ACI Testing
System Optimization
Technology Services
APC Expertise
Mercury Measurement
ACI Systems
Flue Gas Conditioning
Aftermarket Service
Emission Control Systems
Customer
Activated Carbon
Interim Processing
Production Facilities
Logistics
ACI System Enhancements
Clean Coal Additives
Beneficial Use of Ash
Technology Development
CO_2 Capture
Sorbent Development
Ash Disposal Studies

ADA CARBON SOLUTIONS

ADA ENVIRONMENTAL SOLUTIONS

Total Solutions Provider Total Solutions Provider The ADA Advantage The ADA Advantage -8-

Sorbent Enhancement Option
Sorbent Enhancement Option
Sorbent Enhancement
Module
To Distribution
Manifold
ACI System
Standard Sorbent (> 15
µm) Delivered to SEM
Compressed Air Source > 100 psig
Processed Sorbent
(< 8 µm) + Air

In-Line AC Milling
In-Line AC Milling
60
65
70
75
80
85
90
95
100
3 5 7 9 11
Injection Conc [lb/Mmacf]
U.S. Patent 7361209
Milled
As-Received
Labadie Data: DOE Cooperative Agreement DE-FC26-03NT41986 and EPRI

ACI
ACI
Upstream
Upstream
of
of
ESP—Impact
ESP—Impact
of
of
SO
SO
3
3
0
10
20
30
40
50
60
70
80
90
100
0 2 4 6 8 10
Hg LH Injection (lb/MMacf)
0 ppm SO3
5.4 ppm SO3
10.7 ppm SO3
7.8 ppm SO3
Labadie Data:
DOE Cooperative Agreement DE-FC26-03NT41986

2005, 2C ESP, 0 SO3
2006, Unit 2, 0 SO3
2005, 2 C ESP, 5.4 ppm SO3
2006, Unit 2, 5.4 ppm SO3
2005. 2B ESP, 7.8 ppm SO3
2006 Unit 2, 10.7 ppm SO3

MPY
900
800
700
600
500
400
300
200
100
0
2008
2009
2010
2011
2012
2013
2014
2015
Food/Beverage - Water
State Regulations &
Consent Decrees
2013 MACT
1.5 BPY after 2013
ADA-ES
Norit
Calgon
Sorb Tech
Mead
Westvaco

AC Production – Supply / Demand -12-

ADA-CS New Activated Carbon Production
ADA-CS New Activated Carbon Production
Building largest AC plant(s) to date:  150 mm lbs/yr
Capital cost: approx. $360 mm
Plant designed to be low-cost producer
3-5 year development process:  Under construction and
on schedule
Red River, LA plant startup target: mid-2010
Site permitted for 2
nd
production line

Low-Cost Producer
Plant sited in the middle of lignite reserves
– Provides access to a long term supply of low-cost feedstock material
Minimal transportation costs for lignite
Plant design with four furnaces in a single production line
minimizes labor requirements
Modern, state-of-the-art equipment, reduces
maintenance costs
Production designed for large volume customers,
minimizes material handling and labor
Energy efficient design with extensive energy recovery
– Generates 19 MWs, 6 MW for internal use, 12 MWs to be sold on grid as revenue source

Ownership Structure after ECP Equity
Investment
Parent
Companies
Development
Company
Project
Companies
35% Owner

*Based upon estimates of final capital and financing costs upon closing of debt financing.
25%* 75%*
ADA - ES
Energy Capital
Partners (ECP)
ADA Carbon
Solutions,
LLC
*
Red River
Environmental
Products, LLC
Morton
Environmental
Products, LLC
Crowfoot
Supply
Company, LLC
Underwood
Environmental
Products, LLC

President
SVP Development
General Counsel
SVP Finance & Administration
VP Sales and Marketing
VP Sorbent Operations
Environmental & QA Manager
Manager, Engineering
Contracts & Procurement Mgr
Construction Manager
Controller
Human Resources
IT Manager
Sales Manager
Sales Manager
Customer Service / Logistics
Customer Service Rep
Customer Service Rep
Inside Sales
Plant Manager

ADA Carbon Solutions October 2009 Expected Employees 2010 ~ 25 Hired to date = 17 -16-

ADA Carbon Solutions Key Management
Sheila
Glesmann,
Senior Vice President, Development
– More than 20 years experience in power plant operations, program management, emissions control and project development. Director of Environmental Technology for an independent power producer, Principal Investigator for various federally-sponsored research programs, Group Manager of an air quality consulting group, Project
Engineer for an air pollution equipment supplier, business owner, and Engineer for the
U.S. Environmental Protection Agency.
Jim
Kelly,
Senior Vice President, Finance and Administration
– More than 30 years of strategic financial and operational management experience.
He has held multiple international and domestic financial positions and his experience also includes strategic planning and analysis, worldwide general management, business development, mergers and acquisitions, and multinational sales force management.
John
Rectenwald,
Vice President, Sorbent Operations
– More than 30 years’ experience in activated carbon manufacturing.  He has managed both domestic and international activated carbon plants and has expertise in all types of activated carbon manufacturing processes and equipment using bituminous coal, lignite, wood, and a variety of other raw materials.

ADA Carbon Solutions Key Management
Marilyn
Treacy,
– More than 25 years of Sales, Marketing and Operations experience in the chemical industry.  She has extensive Sales and Marketing Executive experience and proven abilities to develop innovative, successful business and marketing strategies in highly competitive industries.  She also brings experience selling to the utility/power industry.
Peter
Hansen,
– 13 years of experience in energy and natural resources transactions, financing and commercial law and securities.  He has represented both borrowers and lenders in a wide variety of sophisticated secured and unsecured financing transactions.  He has also represented project developers, owners and operators, tax credit investors and an electric utility site host in numerous transactions  for the facilities that produce fuel that qualifies for tax credits.  Prior to joining ADA Carbon Solutions, LLC, he was a partner in an international law firm headquartered in Denver.
Byron
Myers,
– Over 20 years of operations experience in the chemical industry. He has held several high level plant management positions, including plant manager at three different lime plants where he excelled in team building, leading safety and quality assurance initiatives and improving reliability and P&L performance.

Vice President Sales and Marketing
General Counsel
Red River Plant Manager

Plant Manager
Admin. Assistant
General Accountant
Production Manager
Mgr., Health/ Safety
QA Manager
Maintenance Manager
Purchasing Manager
HR Manager
Engineering Manager
Accounting Assistant
Prod./Logistics Assistant
Lab Assistant
Maintenance Assistant
Warehouse Specialist
Automation Technician
Process Environ. Engr.
Contract Logistics
Shift Supervisor
Shift Supervisor
Shift Supervisor
Shift Supervisor
Planner Scheduler
Operators
Operators
Operators
Operators
Mechanical Supervisor
Maintenance Workers
Electrical Supervisor
Maintenance Workers

Red River Environmental Products October 2009 Total Employees Full Production = 75 Hired to date = 18 -19-

Production Manager
Phillip Thompson
Logistics / Admin. Assistant
Production Lead
Operator
Operator
Operator
Operator

Natchitoches Processing & Logistics October 2009 Crowfoot Supply Company LLC -20-

Energy Capital Partners

About Us

Energy Capital Partners is a private equity firm dedicated to investing in North America's energy infrastructure. Through our $2.25 billion fund (Energy Capital Partners I, LP), we invest in assets and businesses primarily in the following sectors:

- Power generation, including renewable energy facilities
- Electric transmission
- Midstream gas, including gas storage, pipelines and other related assets
- Other infrastructure assets such as coal transportation, handling and reserves, and energy service companies.

Including Energy Capital Partners' acquisition of FirstLight Power Resources, members of our senior management team have played leading roles as principals in over $10 billion in energy asset purchases across 130 separate energy assets. These include investments in and management of Goldman Sachs Power, Orion Power, Constellation Energy Commodities Group, U.S. Generating Company and the Path 15 Transmission Line.

Energy Capital Partners' offices are located in Short Hills, NJ and San Diego, CA.

Provided by Energy Capital Partners -21-

Financing for AC Facilities
Approximately $200 million spent on construction and
related activities to date
Plant remains on schedule with start expected April 2010
ECP has continued to fund construction beyond
anticipated equity investment
– Continued funding by ECP likely to result in 25% ownership by
ADA*
Permanent debt anticipated to replace interim financing
*  Based upon management estimates of debt sizing upon financial close and assuming closing of the Stock Purchase Agreement

GROWTH AREA #2: Control of Greenhouse Emissions: Carbon Dioxide -23-

Carbon Capture and Storage (CCS)
International, Federal, and State Regulations are
being proposed requiring 50% to 80% reduction in
CO
2
emissions
Requires development of technology to capture
carbon from existing plants

0
100
200
300
400
1
50% CO2
Reduction
New

ADA-ES CO
2
Capture Technology
Designed to capture CO
2
from flue gas in conventional coal-
fired boilers
Based on regenerable solid sorbents - advantages over
competing technologies:
– For the customer:  lower cost and less parasitic energy
– For ADA:  continuous revenues from sale of proprietary
chemical sorbents
$3.2 million DOE R&D program with extensive industry support
– Southern Company, Luminant, American Electric Power, Xcel Energy
There has been a significant increase in funding opportunities for CCS technology through DOE.

Post-Combustion Capture
Emission
Control
SO
2
, NO
x
,
Hg, Particulate
STEAM
WATER
Coal*
50% C
20% H2O
12% O2
5% Ash
3% H2
(S, Hg)
CO
2
Capture
Air
78% N2
21% O2
Purified CO
2
to Storage
Regeneration
Flue Gas
12% CO
2
74% N
2
12% H
2
O
4% O
2

*Coal composition varies greatly with grade and source.

Why Are Regenerable Sorbents Necessary? Coal In: CO 2 Out: Non-Reusable Sorbent Out: -27-

Energy Costs for Carbon Capture
500 MW
-175 MW CCS
=325 MW with
Carbon Capture
175 MW
-60 MW CCS
=115 MW with
Carbon Capture
60 MW
-20 MW
CCS
=40 MW with
Carbon Capture
…
Aqueous MEA May Require Up to
35% of the Plant’s Power
Reducing the Energy Penalty is Key

Solids Versus Liquids
Solids Versus Liquids
Solids
Less Energy Required to Heat Material
Higher Concentration of Active Chemical
Interferences
Liquids
Depends
SO
2
No Energy Loss Due to Evaporation

Theoretical Regeneration Energy
(Laboratory Tests)
Theoretical Regeneration Energy (kJ/kg CO2)
14000
12000
10000
8000
6000
4000
2000
0
A
B
C
D
E
F
G
H
I
J
M
N
O
P
Q
R
S
T
U
V
W
X
Y
AA
Sorbent

Laboratory Screening Results Laboratory Screening Results -30- Carbon-based Supported Amines

Next Steps for CCS Technology
Next Steps for CCS Technology
One more year on current DOE Program
– Field tests using slipstream device
• Bituminous Coal at Southern Company
• PRB at Xcel
• Lignite at Luminant
– Design of conceptual 500 MW system
DOE has announced that an RFP will be released
this month for scaling up to 1-5 MW
Opportunities for DOE and industry funding for full-
scale demonstrations are expected in the future

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

GROWTH AREA #3: Refined Coal Product ADA-ES’ opportunity through joint venture with an affiliate of NexGen Resources Corporation -32-

Clean Coal Solutions LLC
ADA Joint Venture
Clean Coal’s patented refined coal technology, CyClean,
is designed to enhance combustion of PRB coals in
cyclone boilers
It produces significant benefits to the customer:
– Reduces NOx and mercury emission
– Greater PRB fuel flexibility
– Enhanced operability
– Decreased demand for activated carbon
Customer can share up to half of the $6/ton tax credit for
qualified product
Equipment is simple to fabricate and install
– Capital investment approximately $800k per site
– Fabrication and installation 3-5 months

Section 45 Refined Coal Tax Credit
Tax credit incentive
– $6 ton/coal for ten years
– Example for 500 MW plant:  2 mm tons/yr will create a
tax credit of  $12 million per year for 10 years
Tax credit qualifications
– Placed in service by January 1, 2010
– Owned and operated by third party
– Reduces NOx by 20%
– Reduces Hg by 40%
IRS will provide guidance on certification and
compliance
– Final guidance has been delayed a number of times
Window may be open for an extension

Opportunities and Challenges for
CyClean
Opportunity
– Attempting to get two facilities installed before year-end
– Produce >$3-6 million in earnings for ten years
– $4 million due from NexGen to maintain 50% of JV
Challenges
– Equipment must be fabricated and installed by year-end
– Approximately $1 million in JV capital expenditures
– Waiting for explicit guidance from IRS
– Permits required prior to installation
– Complicated contracts with utility partners must be
completed for each facility
– Agreements with monetizers must be secured

Lawsuits
Calgon
– Suit based upon a contract Calgon signed with MidWest
Generation for AC sales
– Calgon and ADA had an MOU that provided a commission on
sales of AC bid while the MOU was in place
– ADA believes that it is owed >$8 million in commissions on this contract
– Discovery near complete, trial expected in Q2-Q3 2010
Norit
– In June, Norit tried to get an injunction to stop construction of the plant.  This was summarily rejected by the Judge.
– On October 6, the Judge ruled in favor of a motion ADA filed requiring that the suit be addressed by mandatory arbitration in Atlanta, GA.
• We view this as a very positive development in the Case

-37- Coal Silos Coal Day Silos and MHF’s After Burner Waste Heat Recovery Boiler Red River Construction Activity

ADA-CS Interim AC Supply Facility
Currently supplying AC to utilities prior to new plant start-up
Sourcing high-quality AC
AC processing and logistics facility
– Processing capacity of 8,000 lb/hr of Powdered AC
– Equipment purchased to chemically treat, mill, package, and store AC
– Easy access to rail and barge transportation
Rail and truck
loading
Milling and
Bromination Raw AC Silo
Raw AC in bags
stored and unloaded

-39- Transportation and Logistics

Red River
ADA Interim Facility @ Port of Natchitoches
486
6
ADA
CARBON SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

-40- Port of Natchitoches Rail spur for storing finished AC in rail cars Additional warehouse for storing raw AC Access to rail and barge

Michael Durham, Ph.D., MBA President and CEO, ADA Environmental Solutions miked@adaes.com (303) 734-1727 Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal